UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021

RADIUS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35726	80-0145732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Boston Wharf Road, 7th Floor, Boston, MA	02210
(Address of principal executive offices)	(Zip Code)

(617) 551-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RDUS	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2021, Radius Health, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 43,060,728 shares of common stock were present in person or represented by proxy at the Annual Meeting, representing approximately 91% of the Company’s outstanding common stock as of April 12, 2021, the record date for the Annual Meeting. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 22, 2021 (the “Proxy Statement”).

Proposal 1 — The following nominees were elected as Class I directors to serve on the Company’s Board of Directors until the 2024 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified, based on the following votes:

Nominee	For	Against	Abstentions	Broker Non-Votes
Owen Hughes	21,658,477	19,186,176	22,745	2,193,330
G. Kelly Martin	35,551,793	5,292,254	23,351	2,193,330

Proposal 2 — The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, was ratified, based on the following votes:

For	Against	Abstentions	Broker Non-Votes
43,001,783	31,893	27,052	—

Proposal 3 — The compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved, on an advisory basis, based on the following votes:

For	Against	Abstentions	Broker Non-Votes
35,276,451	5,553,747	37,200	2,193,330

Proposal 4 — The frequency of future advisory votes on the compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved, on an advisory basis, based on the following votes:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
40,736,332	8,965	93,260	28,841	2,193,330

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIUS HEALTH, INC.

Date: June 11, 2021	By:	/s/ Averi Price
	Name:	Averi Price
	Title:	General Counsel and Chief Compliance Officer

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